SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                DECEMBER 20, 1995
                (DATE OF REPORT, DATE OF EARLIEST EVENT REPORTED)

                            SPECIALTY RETAILERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  Delaware                         33-62001                       04-3034294
(STATE OR OTHER                   (COMMISSION                   (IRS EMPLOYER
JURISDICTION OF                   FILE NUMBER)                  IDENTIFICATION
INCORPORATION)                                                       NO.)

                      10201 Main Street, Houston, TX 77025
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 667-5601
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS

         To correctly file exhibit 4.29 of Form S-4 dated August 22, 1995.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits:

               4.29 Certificate Purchase Agreement among SRI Receivables
                    Purchase Co., Inc., Specialty Retailers, Inc. and the Certificate Purchaser dated as of August 11, 1995.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SPECIALTY RETAILERS, INC.


December 20, 1995                          /s/ JAMES A. MARCUM
 (Date)                                        James A. Marcum
                                               Executive Vice President and
                                               Chief Financial Officer